SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2016

CHARTER COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33664	84-1496755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 Atlantic Street, Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 905-7801

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

Pursuant to that certain Agreement and Plan of Mergers, dated as of May 23, 2015 (the “Merger Agreement”), by and among Time Warner Cable Inc. ( “TWC”), Charter Communications, Inc. (“Legacy Charter”), CCH I, LLC (“New Charter”), then a wholly owned subsidiary of Legacy Charter, Nina Corporation I, Inc. (“Merger Subsidiary One”), Nina Company II, LLC (“Merger Subsidiary Two”), a wholly owned subsidiary of New Charter, and Nina Company III, LLC (“Merger Subsidiary Three”), a wholly owned subsidiary of New Charter, on May 18, 2016, the parties completed a series of transactions pursuant to which, among other things, (i) Merger Subsidiary One merged with and into TWC, with TWC continuing as the surviving corporation (the “First Company Merger”), (ii) immediately thereafter, TWC merged with and into Merger Subsidiary Two, with Merger Subsidiary Two continuing as the surviving entity (the “Second Company Merger”), and (iii) immediately thereafter, Legacy Charter merged with and into Merger Subsidiary Three, with Merger Subsidiary Three continuing as the surviving entity and a wholly owned subsidiary of New Charter (the “Third Merger” and collectively, the “Mergers”), which resulted in Legacy Charter and TWC becoming wholly owned subsidiaries of New Charter. The Mergers were approved by the stockholders of TWC at a special meeting of TWC stockholders on September 21, 2015 and by stockholders of Legacy Charter at a special meeting of Legacy Charter stockholders on September 21, 2015.

Following the consummation of the Mergers, New Charter became the new public company parent that holds the operations of the combined companies. New Charter is now named “Charter Communications, Inc.” and trades under the same ticker symbol “CHTR” on NASDAQ.

In addition, on May 18, 2016, New Charter and Advance/Newhouse Partnership (“A/N”), the former parent of Bright House Networks, LLC (“Bright House”), completed their previously announced transaction in which New Charter acquired Bright House.

Item 1.01.	Entry into a Material Definitive Agreement.

On May 18, 2016, in connection with New Charter’s acquisition of Bright House and in accordance with the Contribution Agreement, dated as of March 31, 2015, by and among New Charter, A/N, Charter Holdings and certain other parties thereto, as amended on May 23, 2015 (the “Contribution Agreement”), New Charter, A/N and Charter Communications Holdings, LLC (“Charter Holdings”), which is New Charter’s primary operating subsidiary that holds substantially all of New Charter’s assets and into which A/N contributed the Bright House business, entered into an Amended and Restated Limited Liability Company Agreement of Charter Holdings (the “Operating Agreement”), an Exchange Agreement (the “Exchange Agreement”) and a Tax Receivables Agreement (the “Tax Receivables Agreement”, and together with the Operating Agreement and the Exchange Agreement, the “Closing Agreements”). In connection with the closing and as provided in the Closing Agreements and the Contribution Agreement, A/N received (i) approximately $2.021 billion in cash, (ii) approximately 31.0 million exchangeable common units of Charter Holdings, (iii) 25.0 million convertible preferred units of Charter Holdings with a face amount of $2.5 billion and which will pay a 6% annual preferential dividend and (iv) one share of New Charter’s Class B Common Stock, which will have a number of votes reflecting the voting power of the Charter Holdings common units (other than those owned by New Charter or Charter) and the convertible preferred units of Charter Holdings held by A/N and certain related parties as of the applicable record date on an as-converted, as-exchanged basis, which voting rights are generally intended to reflect A/N’s economic interests in New Charter and Charter Holdings.

The Charter Holdings common units are generally non-transferable by A/N. The Charter Holdings common units are exchangeable at any time into either, at New Charter’s option, New Charter’s Class A Common Stock on a one-to-one basis or cash based on a recent market price of New Charter’s Class A Common Stock. The Charter Holdings convertible preferred units are generally transferable by A/N, subject to certain restrictions on transfer contained in the Operating Agreement and the Second Amended and

Restated Stockholders Agreement, dated as of May 23, 2015, as amended (the “Stockholders Agreement”), by and among Liberty Broadband Corporation (“Liberty Broadband”), A/N, New Charter and Legacy Charter, including certain rights of New Charter to buy the convertible preferred units before they are transferred contained in the Operating Agreement. Each Charter Holdings convertible preferred unit is convertible into either 0.37334 of a Charter Holdings common unit (if then held by A/N) or 0.37334 of a share of New Charter Class A Common Stock (if then held by a third party), representing a conversion price of $267.85, subject to customary anti-dilution adjustments. The 6% annual preferential dividend on the convertible preferred units will be paid quarterly in cash if, as and when declared, provided that, if dividends are suspended at any time, the dividends will accrue until they are paid, with all accrued and unpaid dividends to accrue additional penalty interest at the rate of 6% per annum if not paid in the subsequent quarter. After the 5th anniversary of the closing, New Charter may redeem the convertible preferred units if the price of the New Charter Class A Common Stock exceeds 130% of the conversion price (initially $348.21).

In addition, in connection with the consummation of the Mergers, the acquisition of Bright House and the investments by Liberty Broadband, on May 18, 2016, New Charter, A/N and Liberty Broadband entered into a Registration Rights Agreement (the “Registration Rights Agreement”), which provides, among other things, that A/N and Liberty Broadband may require that Charter register for resale the New Charter Class A Common Stock received by Liberty Broadband in the transactions and New Charter Class A Common Stock issuable upon the conversion/exchange of preferred and common units of Charter Holdings, in certain circumstances and subject to certain thresholds and exceptions.

Copies of the Operating Agreement, the Exchange Agreement, the Registration Rights Agreement and the Tax Receivables Agreement are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are each incorporated herein by reference. The foregoing descriptions of the Operating Agreement, the Exchange Agreement, the Registration Rights Agreement and the Tax Receivables Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.

Copies of the Contribution Agreement and the Stockholders Agreement were included as part of New Charter’s Registration Statement on Form S-4 filed by CCH I, LLC on June 26, 2015 with the Securities and Exchange Commission (the “SEC”) and declared effective on August 20, 2015 (the “Registration Statement”). The foregoing descriptions of the Contribution Agreement and the Stockholders Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those documents, which are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Introduction section and Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Pursuant to the terms and conditions of the Merger Agreement, on May 18, 2016, the Mergers were completed and each share of TWC’s common stock outstanding immediately prior to the effective time of the First Company Merger (other than as described below and any shares of TWC’s common stock owned by stockholders who neither voted in favor of the mergers nor consented thereto in writing and who demanded properly in writing appraisal for such shares in accordance with Section 262 of the General Corporation Law of the State of Delaware) was canceled and converted into the right to receive either $100.00 in cash and 0.48908178 shares of New Charter Class A Common Stock or, at the election of a stockholder who had made a valid and timely election, $115.00 in cash and 0.41249604 shares of New Charter Class A Common Stock. Upon the consummation of the Mergers, shares held by TWC as treasury stock or owned by Merger Subsidiary One immediately prior to the effective time of the First Company Merger were canceled without the right to receive any payment with respect thereto. Shares of TWC’s common stock held by Liberty Broadband and Liberty Interactive Corporation (together, the “Liberty Parties”) immediately prior to the effective time of the First Company Merger converted only into the right to receive shares of New Charter Common Stock. As a result of the Mergers, each share of TWC common stock owned by the Liberty Parties was converted into the right to receive one share of New Charter Class A Common Stock.

In addition, as a result of the Third Merger, each share of Legacy Charter Class A Common Stock outstanding immediately prior to the completion of the Third Merger was converted into the right to receive 0.9042 shares of New Charter Class A Common Stock.

As of the close of business of May 18, 2016, New Charter had approximately 270.4 million shares of Class A Common Stock outstanding, of which approximately 140.7 million shares were issued to former TWC stockholders (excluding Liberty Broadband), approximately 75.6 million shares were issued to former Legacy Charter stockholders (excluding Liberty Broadband) and approximately 54.1 million shares were issued to Liberty Broadband. In addition, as of the close of business of May 18, 2016, convertible preferred units and common units held by A/N could be exchanged/converted into approximately 40.3 million shares of New Charter Class A Common Stock as described in Item 1.01 of this Current Report on Form 8-K.

The issuance of the New Charter Class A Common Stock in connection with the Mergers, as described above, was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Registration Statement.

As a result of the Mergers and by operation of Rule 12g-3(c) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), New Charter is the successor issuer to Legacy Charter and succeeds to the attributes of Legacy Charter as the registrant. The Class A Common Stock of New Charter is deemed to be registered under Section 12(b) of the Exchange Act, and New Charter is subject to the Exchange Act to the same extent as Legacy Charter.

In addition, on May 18, 2016, pursuant to the Contribution Agreement, New Charter completed its acquisition of Bright House, as described in Item 1.01 of this Current Report on Form 8-K and incorporated by reference herein.

Copies of the Merger Agreement and the Contribution Agreement were included as part of the Registration Statement. The foregoing descriptions of the Merger Agreement, the Merger and the Contribution Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those documents, which are incorporated herein by reference. Copies of the Merger Agreement and the Contribution Agreement are also filed herewith as Exhibits 2.1 and 2.2, respectively, and are each incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information provided in the Introduction section and Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

On May 18, 2016 and immediately after the effectiveness of the Mergers, New Charter and Liberty Broadband also consummated the stock issuances to Liberty Broadband contemplated by the (i) the Investment Agreement, dated as of May 23, 2015, by and among Legacy Charter, New Charter and Liberty Broadband (the “Liberty Investment Agreement”) and (ii) the Stockholders Agreement. Pursuant to the Liberty Investment Agreement, New Charter issued to Liberty Broadband approximately 21.97 million shares of New Charter Class A Common Stock for an aggregate purchase price of $4.3 billion (the “Liberty Investment Issuance”). Pursuant to the Stockholders Agreement, New Charter issued to Liberty Broadband approximately 3.66 million shares of New Charter Class A Common Stock for an aggregate purchase price of $700 million (the “Liberty Stockholders Issuance” and together with the Liberty Investment Issuance, the “Liberty Issuances”).

The Liberty Issuances and the issuance of one share of New Charter Class B Common Stock to A/N in connection with the closing of the Bright House acquisition have not been registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and rules and regulations of the SEC promulgated thereunder.

Copies of the Liberty Investment Agreement, the Stockholders Agreement and the Contribution Agreement were included as part of the Registration Statement. The foregoing descriptions of the Investment Agreement, the Stockholders Agreement and the Contribution Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those documents, which are incorporated herein by reference.

Item 3.03.	Material Modification to the Rights of Security Holders.

The information provided in the Introduction section and Items 1.01, 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.01.	Changes in Control of Registrant.

The information provided in the Introduction section and Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Each of the directors of Legacy Charter immediately prior to the Mergers, except Michael P. Huseby, who resigned pursuant to the terms of the Stockholders Agreement, was appointed as a director of New Charter, and each of Mauricio Ramos, Steven Miron and Michael Newhouse were also appointed as directors of New Charter. Thomas M. Rutledge was appointed Chairman of the Board of Directors of New Charter (the “New Charter Board”) and Eric L. Zinterhofer was designated as Lead Independent Director of the New Charter Board. Each of the directors of Legacy Charter was appointed to serve on the same committee(s) of the New Charter Board as such director had served on as a member of the Board of Directors of Legacy Charter immediately prior to the Mergers. In addition, Mr. Ramos and Mr. Miron were appointed to the Compensation and Benefits Committee. Mr. Newhouse was appointed to the Finance Committee and the Nominating and Corporate Governance Committee. Mr. Miron and Mr. Newhouse have been designated for appointment to the New Charter Board by A/N pursuant to the Stockholders Agreement, and John C. Malone, Gregory B. Maffei and Balan Nair have been designated for appointment to the New Charter Board by Liberty Broadband pursuant to the Stockholders Agreement. Each non-employee director of New Charter (including Messrs. Malone and Maffei) will be entitled to compensation on substantially the same terms as was provided to non-employee directors of Legacy Charter, other than Messrs. Malone and Maffei, prior to the Mergers, as described in Legacy Charter’s 2016 Annual Meeting Proxy Statement, filed with the SEC on March 17, 2016, which description is incorporated herein by reference. Mr. Rutledge will not receive compensation for his service on the New Charter Board.

The New Charter Board designated the following individuals as Section 16 executive officers, who all held the same position with Legacy Charter: Mr. Rutledge, Christopher L. Winfrey, John Bickham, Richard R. Dykhouse, Jonathan Hargis and Kevin D. Howard. Information about these executive officers was described in Legacy Charter’s 2016 Annual Meeting Proxy Statement, filed with the SEC on March 17, 2016, which description is incorporated herein by reference.

On May 17, 2016, Mr. Rutledge and Legacy Charter executed an amended and restated employment agreement (the “Amended and Restated Employment Agreement”), which was assigned to New Charter in connection with the closing of the Mergers and the Bright House transaction. The Amended and Restated Employment Agreement has a term of five years from May 17, 2016, and provides that Mr. Rutledge will serve as the Chairman of the New Charter Board and President and Chief Executive Officer of New Charter and will have duties commensurate with such positions. Except as noted, the Amended and Restated

Employment Agreement is materially consistent with the terms of the prior employment agreement between Mr. Rutledge and Legacy Charter, which are described in Legacy Charter’s 2016 Annual Meeting Proxy Statement, filed with the SEC on March 17, 2016.

The foregoing description of the Amended and Restated Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is filed as Exhibit 10.5 hereto and incorporated herein by reference.

On May 18, 2016, New Charter assumed the Charter Communications, Inc. Amended and Restated 2009 Stock Incentive Plan (the “Charter Stock Plan”). In connection with its assumption, the Charter Stock Plan was amended and restated to provide for the issuance of New Charter Class A Common Stock (in replacement of Legacy Charter Class A Common Stock), and the share limits set forth in the Charter Stock Plan were multiplied by 0.9042, which is the exchange ratio that will be used to determine the number of shares of New Charter Class A Common Stock that Legacy Charter stockholders are entitled to receive per share of Legacy Charter Class A Common Stock in the Third Merger and the number of shares of New Charter Class A Common Stock subject to equity-based awards of Legacy Charter that were converted into equity-based awards of New Charter in the Third Merger. Accordingly, the amended and restated Charter Stock Plan provides for the grant of awards in respect of up to 21,426,633 shares of New Charter Class A Common Stock (all of which could be granted in respect of incentive stock options within the meaning of Section 422 of the Internal Revenue Code), and a participant may receive during any calendar year options and stock appreciation rights thereunder in respect of up to 2,260,500 shares of New Charter Class A Common Stock and performance shares and share-denominated performance units in respect of up to 2,260,500 shares of New Charter Class A Common Stock. Except as noted, the terms of the Charter Stock Plan were not amended.

The foregoing description of the amended and restated Charter Stock Plan does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is filed as Exhibit 10.6 hereto and incorporated herein by reference.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Incorporation

Prior to the completion of the Mergers, Legacy Charter, as the sole stockholder of New Charter, approved New Charter’s amended and restated certificate of incorporation (the “Certificate of Incorporation”), which became effective immediately thereafter.

A copy of the Certificate of Incorporation is filed herewith as Exhibit 3.1 hereto and incorporated herein by reference. A detailed description of the Certificate of Incorporation was previously reported in the Registration Statement, which description is incorporated by reference herein.

Bylaws

Immediately prior to the Mergers, New Charter’s bylaws (the “Bylaws”) became effective.

A copy of the Bylaws is filed herewith as Exhibit 3.2 hereto and incorporated herein by reference. A detailed description of the Bylaws was previously reported in the Registration Statement, which description is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The information set forth in Items 5.02 and 5.03 with respect to the election of directors and other matters prior to the Mergers is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.

(b) Pro Forma Financial Information.

To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1	Merger Agreement, dated as of May 23, 2015, by and among Legacy Charter, New Charter, TWC and certain other parties thereto (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4 filed by New Charter on June 26, 2015, as amended).

2.2	Contribution Agreement, dated as of March 31, 2015, as amended on May 23, 2015, by and among Legacy Charter, New Charter, A/N and certain other parties thereto (incorporated by reference to Exhibits 2.2 and 2.3 to the Registration Statement on Form S-4 filed by CCH I, LLC on June 26, 2015, as amended).

3.1	Amended and Restated Certificate of Incorporation of New Charter.

3.2	Bylaws of New Charter.

10.1	Operating Agreement of Charter Holdings, dated as of May 18, 2016, by and among Charter Holdings, New Charter, A/N and the other party or parties thereto.

10.2	Exchange Agreement, dated as of May 18, 2016, by and among Charter Holdings, New Charter, A/N and the other party or parties thereto.

10.3	Registration Rights Agreement, dated as of May 18, 2016, by and among New Charter, A/N and Liberty Broadband.

10.4	Tax Receivables Agreement, dated as of May 18, 2016, by and among New Charter, A/N and the other party or parties thereto.

10.5	Amended and Restated Employment Agreement, dated as of May 17, 2016, between New Charter and Thomas M. Rutledge.

10.6	New Charter Amended and Restated 2009 Stock Incentive Plan, as amended through May 18, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.

Date: May 19, 2016	By:	/s/ Kevin D. Howard
	Name:	Kevin D. Howard
	Title:	Senior Vice President - Finance, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Merger Agreement, dated as of May 23, 2015, by and among Legacy Charter, New Charter, TWC and certain other parties thereto (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4 filed by New Charter on June 26, 2015, as amended).

2.2	Contribution Agreement, dated as of March 31, 2015, as amended on May 23, 2015, by and among Legacy Charter, New Charter, A/N and certain other parties thereto (incorporated by reference to Exhibits 2.2 and 2.3 to the Registration Statement on Form S-4 filed by CCH I, LLC on June 26, 2015, as amended).

3.1	Amended and Restated Certificate of Incorporation of New Charter.

3.2	Bylaws of New Charter.

10.1	Operating Agreement of Charter Holdings, dated as of May 18, 2016, by and among Charter Holdings, New Charter, A/N and the other party or parties thereto.

10.2	Exchange Agreement, dated as of May 18, 2016, by and among Charter Holdings, New Charter, A/N and the other party or parties thereto.

10.3	Registration Rights Agreement, dated as of May 18, 2016, by and among New Charter, A/N and Liberty Broadband.

10.4	Tax Receivables Agreement, dated as of May 18, 2016, by and among New Charter, A/N and the other party or parties thereto.

10.5	Amended and Restated Employment Agreement, dated as of May 17, 2016, between New Charter and Thomas M. Rutledge.

10.6	New Charter Amended and Restated 2009 Stock Incentive Plan, as amended through May 18, 2016.